EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                In connection with the filing of the Quarterly Report on Form 10-Q for the period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”) by Electro Energy Inc. (the “Registrant”), I, Timothy E. Coyne, Chief Financial Officer of the Registrant, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Timothy E. Coyne

Name: Timothy E. Coyne
Title: Chief Financial Officer

Dated: August 14, 2008